UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 17, 2019

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(Sate or other jurisdiction of incorporation)	(Commission File No.)	(IR.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 17, 2019. At the close of business on March 19, 2019, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 565,722,948 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following eleven directors to each serve a one-year term expiring on the date of the 2020 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non- Votes
Sharon Y. Bowen	476,434,144	626,547	260,055	32,813,080
Charles R. Crisp	457,362,376	19,693,424	264,946	32,813,080
Duriya M. Farooqui	476,428,034	625,970	266,742	32,813,080
Jean-Marc Forneri	454,015,614	23,035,930	269,202	32,813,080
Lord Hague of Richmond	476,264,468	791,626	264,652	32,813,080
Frederick W. Hatfield	461,046,798	16,007,266	266,682	32,813,080
Thomas E. Noonan	476,348,171	705,356	267,219	32,813,080
Frederic V. Salerno	403,547,669	70,631,219	3,141,858	32,813,080
Jeffrey C. Sprecher	461,088,087	13,537,792	2,694,867	32,813,080
Judith A. Sprieser	454,852,356	22,205,692	262,698	32,813,080
Vincent Tese	457,104,445	19,950,854	265,447	32,813,080

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
453,874,845	22,702,226	743,675	32,813,080

3. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain
504,754,744	5,074,715	304,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 20, 2019	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel